PARADISE TAN INC.
                               STOCK OPTION GRANT

     This certifies that for value received, DANIEL G. BRODER, hereinafter called the "Optionee", has been granted the option (the "Option") to purchase 5,000,000 shares of Common Stock of Paradise Tan Inc. (the "Company"), at an exercise price of $0.10 per share (the "Exercise Price"), which represents the fair market value of the Common Stock on the date of grant. This Option will expire the earlier of: (a) Noon Central Standard Time on September 25, 2013; or
(2) the death of the Optionee. This Option may be exercised in part or in whole at any time or from time to time. This Option is non-transferable during the life of the Optionee for any reason. Any purported transfer by the Optionee will render this Option null and void.

     The Optionee may exercise this Option by delivering to the Company in writing this Option Agreement with the attached notice of exercise fully completed, indicating the number of shares of Common Stock to be exercised accompanied by a payment by certified check, cash or other form of payment acceptable to the Company of the aggregate Exercise Price for the shares purchased. If less than all the shares subject to this Option are exercised, the Company will issue to the Optionee a replacement Option containing identical terms and conditions to this Option for the number of shares remaining to be exercised. All shares issued under this Option will be "restricted stock" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission.

     If at any time after the date of grant of this Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind of class of shares or other securities or property, then the number of shares covered by this Option and the Exercise Price of each such share shall be proportionately adjusted for any such change by the Board of Directors whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

WITNESS the signature of the duly authorized officers of the Company.

                                              Paradise Tan Inc.

Date of Original Issuance: __________     By: /s/ Ron Schaefer
                                              ----------------
                                              Ron Schaefer, President

                                          By: /s/ Dan Sturdivant
                                              ------------------
                                              Dan Sturdivant, Secretary

EXHIBIT  "A"

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)


TO:  Paradise Tan, Inc.


     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of Paradise Tan, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase __________________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise are restricted from transfer.


                                 Name:      __________________________________
                                           (Please Print)


                                 Address:   __________________________________

                                 Signature: __________________________________

Dated _____________________



                                PARADISE TAN INC.
                               STOCK OPTION GRANT

     This certifies that for value received, DAVID RUTKOSKE, hereinafter called the "Optionee", has been granted the option (the "Option") to purchase 5,000,000 shares of Common Stock of Paradise Tan Inc. (the "Company"), at an exercise price of $0.10 per share (the "Exercise Price"), which represents the fair market value of the Common Stock on the date of grant. This Option will expire the earlier of: (a) Noon Central Standard Time on September 25, 2013; or (2) the death of the Optionee. This Option may be exercised in part or in whole at any time or from time to time. This Option is non-transferable during the life of the Optionee for any reason. Any purported transfer by the Optionee will render this Option null and void.

     The Optionee may exercise this Option by delivering to the Company in writing this Option Agreement with the attached notice of exercise fully completed, indicating the number of shares of Common Stock to be exercised accompanied by a payment by certified check, cash or other form of payment acceptable to the Company of the aggregate Exercise Price for the shares purchased. If less than all the shares subject to this Option are exercised, the Company will issue to the Optionee a replacement Option containing identical terms and conditions to this Option for the number of shares remaining to be exercised. All shares issued under this Option will be "restricted stock" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission.

If at any time after the date of grant of this Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind of class of shares or other securities or property, then the number of shares covered by this Option and the Exercise Price of each such share shall be proportionately adjusted for any such change by the Board of Directors whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

WITNESS the signature of the duly authorized officers of the Company.

                                              Paradise Tan Inc.

Date of Original Issuance: __________     By: /s/ Ron Schaefer
                                              ----------------
                                              Ron Schaefer, President

                                          By: /s/ Dan Sturdivant
                                              ------------------
                                              Dan Sturdivant, Secretary

EXHIBIT  "A"

                                  EXERCISE FORM

     (To  be  Executed  If  Optionee  Desires  to  Exercise  the  Options)


TO:  Paradise Tan, Inc.


     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of Paradise Tan, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase __________________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise are restricted from transfer.


                                 Name:      __________________________________
                                           (Please Print)


                                 Address:   __________________________________

                                 Signature: __________________________________

Dated _____________________


                                PARADISE TAN INC.
                               STOCK OPTION GRANT

     This certifies that for value received, RONALD SCHAEFER, hereinafter called the "Optionee", has been granted the option (the "Option") to purchase 5,000,000 shares of Common Stock of Paradise Tan Inc. (the "Company"), at an exercise price of $0.10 per share (the "Exercise Price"), which represents the fair market value of the Common Stock on the date of grant. This Option will expire the earlier of: (a) Noon Central Standard Time on September 25, 2013; or (2) the death of the Optionee. This Option may be exercised in part or in whole at any time or from time to time. This Option is non-transferable during the life of the Optionee for any reason. Any purported transfer by the Optionee will render this Option null and void.

     The Optionee may exercise this Option by delivering to the Company in writing this Option Agreement with the attached notice of exercise fully completed, indicating the number of shares of Common Stock to be exercised accompanied by a payment by certified check, cash or other form of payment acceptable to the Company of the aggregate Exercise Price for the shares purchased. If less than all the shares subject to this Option are exercised, the Company will issue to the Optionee a replacement Option containing identical terms and conditions to this Option for the number of shares remaining to be exercised. All shares issued under this Option will be "restricted stock" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission.

If at any time after the date of grant of this Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind of class of shares or other securities or property, then the number of shares covered by this Option and the Exercise Price of each such share shall be proportionately adjusted for any such change by the Board of Directors whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

WITNESS the signature of the duly authorized officers of the Company.

                                              Paradise Tan Inc.

Date of Original Issuance: __________     By: /s/ Ron Schaefer
                                              ----------------
                                              Ron Schaefer, President

                                          By: /s/ Dan Sturdivant
                                              ------------------
                                              Dan Sturdivant, Secretary

EXHIBIT  "A"

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)


TO:  Paradise Tan, Inc.


     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of Paradise Tan, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase __________________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise are restricted from transfer.


                                 Name:      __________________________________
                                           (Please Print)


                                 Address:   __________________________________

                                 Signature: __________________________________

Dated _____________________


                                PARADISE TAN INC.
                               STOCK OPTION GRANT

     This certifies that for value received, DAN STURDIVANT, hereinafter called the "Optionee", has been granted the option (the "Option") to purchase 5,000,000 shares of Common Stock of Paradise Tan Inc. (the "Company"), at an exercise price of $0.10 per share (the "Exercise Price"), which represents the fair market value of the Common Stock on the date of grant. This Option will expire the earlier of: (a) Noon Central Standard Time on September 25, 2013; or (2) the death of the Optionee. This Option may be exercised in part or in whole at any time or from time to time. This Option is non-transferable during the life of the Optionee for any reason. Any purported transfer by the Optionee will render this Option null and void.

     The Optionee may exercise this Option by delivering to the Company in writing this Option Agreement with the attached notice of exercise fully completed, indicating the number of shares of Common Stock to be exercised accompanied by a payment by certified check, cash or other form of payment acceptable to the Company of the aggregate Exercise Price for the shares purchased. If less than all the shares subject to this Option are exercised, the Company will issue to the Optionee a replacement Option containing identical terms and conditions to this Option for the number of shares remaining to be exercised. All shares issued under this Option will be "restricted stock" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission.

If at any time after the date of grant of this Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind of class of shares or other securities or property, then the number of shares covered by this Option and the Exercise Price of each such share shall be proportionately adjusted for any such change by the Board of Directors whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

WITNESS the signature of the duly authorized officers of the Company.

                                              Paradise Tan Inc.

Date of Original Issuance: __________     By: /s/ Ron Schaefer
                                              ----------------
                                              Ron Schaefer, President

                                          By: /s/ Dan Sturdivant
                                              ------------------
                                              Dan Sturdivant, Secretary

EXHIBIT  "A"

                                  EXERCISE FORM

          (To be Executed If Optionee Desires to Exercise the Options)


TO:  Paradise Tan, Inc.


     The undersigned, being the Optionee of certain options ("Options") to purchase shares of common stock of Paradise Tan, Inc. (the "Company" and the "Shares"), under the conditions thereof, hereby exercises Options to purchase __________________ Shares evidenced by the within Option Agreement, and herewith makes payment of the exercise price in full in cash or immediately available funds. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable under the within Option Agreement, please issue a new Option Agreement of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.

     By signing below, the Undersigned acknowledges that he has received such financial and other information to his satisfaction regarding the Company as he requires to make an informed investment decision. The Undersigned has had the opportunity to ask questions and receive answers from the Company regarding the Shares and the Company. The Undersigned further acknowledges that he is aware that the Shares issued pursuant to this exercise are restricted from transfer.


                                 Name:      __________________________________
                                           (Please Print)


                                 Address:   __________________________________

                                 Signature: __________________________________

Dated _____________________